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                                                                  EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this S-3 Registration Statement of our report dated February 15, 1994 appearing in the Annual Report on Form 10-K for the year ended December 31, 1993 of United Cities Gas Company, and to all references to our Firm included in this registration statement.

                                            ARTHUR ANDERSEN LLP


Nashville, Tennessee
December 16, 1994